SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2002

Commission File No. 001-12392

NDCHealth Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	58-0977458
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

NDC Plaza, Atlanta, Georgia 30329-2010
(Address of principal executive offices) (Zip Code)

(404) 728-2000
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

Item	5. Other

As previously reported, we have continued to evaluate our investment in MedUnite in light of MedUnite’s progress in executing on its business strategy and in seeking and evaluating proposals for its proposed recapitalization.

On August 19, 2002, the financial advisors to the MedUnite Board of Directors reported orally to us that MedUnite had evaluated several preliminary proposals in conjunction with a potential recapitalization transaction and had selected parties for additional negotiations. In addition, we understand that other parties have indicated their interest in potentially submitting a proposal to MedUnite. Based upon this information, as well as an updated evaluation of MedUnite’s results and of capital market conditions, we have determined that the value of MedUnite has declined, and that such decline is not temporary. Therefore, in accordance with the provisions of SFAS 115, “Accounting for Certain Investments in Debt and Equity Securities,” we will reduce the carrying value of our investment in MedUnite to $12.2 million with a non-cash charge that will be reflected in our financial statements for the year ended May 31, 2002 and discussed in our subsequent event footnote. This change will reduce the Company’s previously announced net income by $28.3 million (net of a tax benefit of $12.7 million), and diluted earnings per share by $0.79 for fiscal 2002.

Item	7. Financial Statements and Exhibits

  Exhibit 99.1

  (a) Press Release dated August 21, 2002

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Item 9.    Regulation FD Disclosure

On August 21, 2002, NDCHealth issued a press release which is filed herewith as Exhibit 99.1(a) and incorporated in this Item 9 by this reference.

When used in this report and the exhibits hereto, the words “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions and statements that are necessarily dependent on future events are intended to identify forward-looking statements concerning the Company’s business operations, economic performance and financial condition. These include, but are not limited to, statements regarding the Company’s business strategy and means to implement the strategy, the Company’s objectives, future capital expenditures, and sources and cost of future financing. For such statements, the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 is applicable and invoked. Such statements are based on a number of assumptions, estimates, projections or plans that are inherently subject to significant risks, uncertainties and contingencies that are subject to change. Actual revenues, revenue growth and margins will be dependent upon all such factors and results subject to risks including those related to the performance of our various investments and alliances, including MedUnite, estimates of the valuation of these investments, the implementation of changes by the Company, the failure to implement changes, customer acceptance of such changes or lack of change and the availability and cost of necessary financing. Actual results of events could differ materially from those anticipated in the Company’s forward-looking statements as a result of a variety of factors, including: (a) those set forth in the Company’s Annual Report on Form 10-K for the period ended May 31, 2001 which are incorporated herein by this reference; (b) those set forth elsewhere herein; (c) those set forth from time to time in the Company’s press releases and reports and other filings made with the Securities and Exchange Commission; and (d) those set forth from time to time in the Company’s analyst calls and discussions. In addition, the Company is currently unable to assess the impact, if any, on its financial performance that may result from the economic effects of the September 11, 2001 or any future terrorist attacks on the United States. The Company cautions that such factors are not exclusive. Consequently, all of the forward-looking statements made herein are qualified by these cautionary statements and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update forward-looking or other statements or to publicly release the results of any revisions of such forward-looking statements that may be made to reflect events or circumstances after the date hereof, or thereof, as the case may be, or to reflect the occurrence of unanticipated events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NDCHealth Corporation (Registrant)

By:	/s/ David H. Shenk
David H. Shenk Vice President & Corporate Controller (Chief Accounting Officer)
Date: August 21, 2002

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